UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 3, 2006


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

           New York                    1-14761                   13-4007862
       (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

      One Corporate Center, Rye, NY                                10580
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

          GAMCO Investors, Inc. (the "Company") received notice from Raymond C. Avansino, Jr. on April 3, 2006 and from Alan C. Heuberger on April 5, 2006 that they will not be standing for re-election as directors of the Company but will continue to serve as directors until the Company's annual meeting of shareholders scheduled for May 8, 2006 (the "Annual Meeting"). Each of them has indicated that his decision not to stand for re-election was not because of any disagreement with the Company.

     Item 8.01. Other Events.

          On April 7, 2006, the Company issued a press release concerning its nominees for election at its Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 is hereby incorporated by reference.


     Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Company's Press Release, dated April 7, 2006.


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                                  Exhibit Index


Exhibit No.         Description
-----------         -----------
99.1                Company's Press Release, dated April 7, 2006

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GAMCO Investors, Inc.

By:    /s/    Michael R. Anastasio Jr.
   -------------------------------------------
           Michael R. Anastasio Jr.
           Chief Financial Officer


Date:  April 7, 2006
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